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                                                                  Exhibit 21.1
ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD: May 1, 1999 - May 31, 1999
                   --------------------------

SETTLEMENT DATE: 15-Jun-99
                 ---------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV and
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)  Beginning Aggregate Contract Principal Balance ("ACPB") . . . . . . . . . . . . . . . . .   $ 310,064,903.86
                                                                                                        ----------------
      (b.)  Contract Principal Balance of all Collections allocable to Contracts . .  $ 14,021,753.55
                                                                                      ---------------
      (c.)  Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . .  $  1,042,307.50
                                                                                      ---------------
      (d.)  Total decline in Principal Balance . . . . . . . . . . . . . . . . . . .                     $ 15,064,061.05
                                                                                                         ---------------
      (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. .  $ 295,000,842.81
                                                                                                        ----------------

            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE

      (f.)  Class A Principal Balance as of this Settlement Date . . . . . . . . . . . . . . . . . . .  $ 260,544,533.16
                                                                                                        ----------------
            (Class A Note Factor). . . . . . . . . . . . . .           0.7866683
                                                               -----------------
      (g1.) Class A-1 Principal Balance (Note Factor)  . . .           0.0186741      $  1,344,533.16
                                                               -----------------      ---------------
      (g2.) Class A-2 Principal Balance (Note Factor)  . . .           1.0000000      $190,000,000.00
                                                               -----------------      ---------------
      (g3.) Class A-3 Principal Balance (Note Factor)  . . .           1.0000000      $ 23,300,000.00
                                                               -----------------      ---------------
      (g4.) Class A-4 Principal Balance (Note Factor)  . . .           1.0000000      $ 45,900,000.00
                                                               -----------------      ---------------
      (h.)  Class B Principal Balance as of this Settlement Date . . . . . . . . . . . . . . . . . . .  $ 14,897,923.82
                                                                                                        ---------------
            (Class B Note Factor)  . . . . . . . . . . . . .           0.7866683
                                                               -----------------
      (i.)  Class C Principal Balance as of this Settlement Date . . . . . . . . . . . . . . . . . . .  $  7,758,122.54
                                                                                                        ---------------
            (Class C Note Factor)  . . . . . . . . . . . . .           0.7866683
                                                               -----------------
      (l.)  Class D Principal Balance as of this Settlement Date . . . . . . . . . . . . . . . . . . .  $ 11,800,263.29
                                                                                                        ---------------
            (Class D Note Factor)  . . . . . . . . . . . . .           0.7866683
                                                               -----------------

II.   COMPLIANCE RATIOS

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related
            Calculation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $326,128,547.07
                                                                                                        ---------------
      (b1.) % of CBR 31 days or more delinquent as of the related Calculation Date . . . . . . . . . .        7.63%
                                                                                                        ---------------
      (b2.) Preceding Month %:                                            Apr-99   . . . . . . . . . .        7.98%
                                                               -----------------                        ---------------
      (b3.) 2nd Preceding Month %:                                        Mar-99   . . . . . . . . . .        7.96%
                                                               -----------------                        ---------------
      (b4.) Three month rolling average % of CBR 31 days or more delinquent  . . . . . . . . . . . . .        7.86%
                                                                                                        ---------------

      (c.)  Does the three month rolling average % of CBR which are 31 days or more delinquent
            exceed 10.5%?  Y or N.                                                                             NO
                                                                                                        ---------------

            (Amortization Period Only)
      (d)   Cumulative Net Loss Percentage as of the related Collection Period . . . . . . . . . . . .        0.91%
                                                                                                        ---------------
            Does the Cumulative Net Loss Percentage exceed

      (d1.) 4.0%  from the Beginning Period to and including 12th Collection Period? Y or N . . . . .         NO
                                                                                                        ---------------
      (d2.) 5.5% from 13th Collection Period to and including 24th Collection Period? Y or N . . . .          NO
                                                                                                        ---------------

      (d3.) 7.0% from 25th Collection Period and thereafter? Y or N  . . . . . . . . . . . . . . . .          NO
                                                                                                        ---------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.) Residual Realization for the related Collection Period > 100% (YES/NO) . . . . . . . . . .        YES
                                                                                                        ---------------
      (e2.) Preceding Month:                                              Apr-99 > 100% (YES/NO) . . .        YES
                                                               -----------------                        ---------------
      (e3.) 2nd Preceding Month:                                          Mar-99 > 100% (YES/NO) . . .        YES
                                                               -----------------                        ---------------
      (e4.) Three month rolling average Residual Realization Ratio > 100% (YES/NO) . . . . . . . . . .        YES
                                                                                                        ---------------
            (If less than 100%, then a Residual Event Occurs)

III.  FLOW OF FUNDS

            The amount of available funds on deposit in the Series 1998-1 Facility Account . . . . . .  $ 17,514,138.68
                                                                                                        ---------------

        (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)  To the Servicer, Unrecoverable Servicer Advances . . . . . . .. . . . . . . . . .. . . . .              -
                                                                                                        ---------------
      (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing
            Income, if any . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                                        ---------------

            To Series 1998-1 Noteholders:
      (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for the
            related period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  1,335,813.59
                                                                                                        ---------------
                  Interest on Class A-1 Notes  . . . . . . . . . . . . . . . . . . .  $     70,437.76
                                                                                      ---------------
                  Interest on Class A-2 Notes  . . . . . . . . . . . . . . . . . . .  $    921,500.00
                                                                                      ---------------
                  Interest on Class A-3 Notes  . . . . . . . . . . . . . . . . . . .  $    115,140.83
                                                                                      ---------------
                  Interest on Class A-4 Notes  . . . . . . . . . . . . . . . . . . .  $    228,735.00
                                                                                      ---------------
      (d.)  Interest on Class B Notes for the related period . . . . . . . . . . . . . . . . . . . . .  $     79,598.28
                                                                                                        ---------------
      (e.)  Interest on Class C Notes for the related period . . . . . . . . . . . . . . . . . . . . .  $     44,101.10
                                                                                                        ---------------
      (f.)  To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A Overdue Principal, if any  . . . . . .    13,304,567.93
                                                                                                        ---------------
                  Principal Payment to Class A-1 Noteholders   . . . . . . . . . . .    13,304,567.93
                                                                                      ---------------
                  Principal Payment to Class A-2 Noteholders . . . . . . . . . . . .        N/A
                                                                                      ---------------
                  Principal Payment to Class A-3 Noteholders . . . . . . . . . . . .        N/A
                                                                                      ---------------


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
                  Principal Payment to Class A-4 Noteholders . . . . . . . . . . . .        N/A
                                                                                      ---------------
            To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . .       760,754.55
                                                                                                        ---------------
            To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . .       396,164.40
                                                                                                        ---------------

      (g)   Overdue Principal (included in the Principal Payments per above, if any):
            To Class A, total for Overdue Principal. . . . . . . . . . . . . . . . .        N/A
                                                                                      ---------------
                  Overdue Principal to Class A-1                      N/A
                                                               -----------------
                  Overdue Principal to Class A-2                      N/A
                                                               -----------------
                  Overdue Principal to Class A-3                      N/A
                                                               -----------------
                  Overdue Principal to Class A-4                      N/A
                                                               -----------------
            To Class B for Overdue Principal . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                      ---------------
            To Class C for Overdue Principal . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                      ---------------

      (h1.) Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . .        N/A
                                                                                                        ---------------

      (h2.) After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any  . . . . .       258,387.42
                                                                                                        ---------------

      (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the
            Reserve Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . .        N/A
                                                                                                        ---------------

      (j.)  Upon the occurrence of a Residual Event               the lesser of:
      (j1.) (A) the Available Funds remaining on deposit in the Facility
            Account and  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                      ---------------
      (j2.) (B) the aggregate amount of Residual Receipts included in
            Available Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                      ---------------
      (j3.) To be deposited to the Residual Account  . . . . . . . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                        ---------------

      (k.)  To Class D Noteholders for Principal Payment . . . . . . . . . . . . . . . . . . . . . . .       602,574.17
                                                                                                        ---------------
      (l.)  To Class D Noteholders for Overdue Principal, if any . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                        ---------------

        (3) To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . . .  $      -
                                                                                                        ---------------

        (4) To the Series Obligors, as holders of the Residual Interest, any Available Funds
            remaining on deposit in the Facility Account . . . . . . . . . . . . . . . . . . . . . . .  $    732,177.23
                                                                                                        ---------------

IV.   SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning of the related Collection Period. .     4,811,246.35
                                                                                                        ---------------
      (b.)  Servicer Advances reimbursed during the related Collection Period  . . . . . . . . . . . .       131,048.87
                                                                                                        ---------------
      (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the Settlement Date . . . . .              -
                                                                                                        ---------------
      (d.)  Servicer Advances made during the related Collection Period  . . . . . . . . . . . . . . .  $    104,777.49
                                                                                                        ---------------
      (e.)  Aggregate amount of Servicer Advances at the end of the Collection Period  . . . . . . . .  $  4,784,974.97
                                                                                                        ---------------

V.    RESERVE ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . .  $  9,674,017.16
                                                                                                        ---------------
      (b.)  Amounts used to cover shortfalls, if any, for the related Collection Period  . . . . . . .  $           -
                                                                                                        ---------------
      (c.)  Amounts transferred from the Facility Account, if applicable . . . . . . . . . . . . . . .  $           -
                                                                                                        ---------------

      (d.)  Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     38,135.52
                                                                                                        ---------------

      (e.)  Reserve Account Ending Balance before calculating Required Reserve Amount  . . . . . . . .  $  9,712,152.68
                                                                                                        ---------------

                                                                                                        ---------------
      (f.)  Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . .  $  9,204,018.83
                                                                                                        ---------------

      (g1.) If (f) is greater than (e), then amount of shortfall . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                        ---------------
      (g2.) If (e) is greater than (f), then excess amount to be transferred to the Series Obligors. .       508,133.85
                                                                                                        ---------------

      (h.)  Amounts on deposit as of this Settlement Date (e minus g2) . . . . . . . . . . . . . . . .  $  9,204,018.83
                                                                                                        ---------------

VI.   RESIDUAL ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . .             0.00
                                                                                                        ---------------
      (b.)  Amounts transferred from the Facility Account  . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                        ---------------
      (c.)  Amounts used to cover shortfalls for the related Collection Period . . . . . . . . . . . .             0.00
                                                                                                        ---------------
      (d.)  Amount on deposit as of this Settlement Date . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                        ---------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . .             0.00
                                                                                                        ---------------
      (b.)  Amounts transferred from the Facility Account  . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                        ---------------
      (c.)  Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                        ---------------

      (d.)  Amount on deposit as of this Settlement Date . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                                        ---------------

VIII. ADVANCE PAYMENTS
      (a.)  Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  3,289,767.26
                                                                                                        ---------------
      (b.)  Amount of Advance Payments collected during the related Collection Period  . . . . . . . .  $  1,914,466.67
                                                                                                        ---------------
      (c.)  Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . .  $     16,749.65
                                                                                                        ---------------
      (d.)  Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . .  $  2,504,286.98
                                                                                                        ---------------
      (e.)  Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  2,716,696.60
                                                                                                        ---------------

      ADVANTA BUSINESS SERVICES CORP., AS SERVICER

      BY:    /s/ John Paris

      TITLE: Sr. Vice President

      DATE:  10-Jun-99


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